Exhibit 99.2

Merger of Equals Creating a Leader in Specialty Materials March 28, 2022

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Schweitzer-Mauduit International, Inc. ("SWM") and Neenah, Inc. ("Neenah") operate and beliefs of and assumptions made by SWM management and Neenah management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of SWM, Neenah or the combined company. Words such as "believes," "anticipates," "expects," "assumes," "outlook," "intends," "targeted," "estimates," "forecasts," "projects," "plans," "may," "could," "should," "would," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Such forward-looking statements include, but are not limited to, statements about the strategic rationale and financial benefits of the transaction, including expected future financial and operating results and the combined company's plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of SWM or Neenah or their respective management or Board of Directors, including those relating to products or services; and statements of future economic performance – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in SWM's and Neenah's reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by SWM shareholders and Neenah shareholders on the expected terms and schedule; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; business disruptions from the proposed merger that will harm SWM's or Neenah's business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, including as it relates to SWM's or Neenah's ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah's operations with those of SWM; failing to comply with the applicable laws or legal or regulatory developments; inflation, currency and interest rate fluctuations; the ability of SWM or Neenah to retain and hire key personnel; the diversion of management's attention from ongoing business operations; the duration and effects of the COVID-19 pandemic, general economic and business conditions, particularly in the context of the COVID-19 pandemic; increases in maintenance and operating costs; security threats; reliance on technology and related cybersecurity risk; trade restrictions or other changes to international trade arrangements; transportation of hazardous materials; various events which could disrupt operations, including geopolitical events, wars, conflicts, illegal blockades of rail networks, and natural events such as severe weather, droughts, fires, floods and earthquakes; climate change; labor negotiations and disruptions; environmental claims; uncertainties of investigations, proceedings or other types of claims and litigation; risks and liabilities arising from derailments; timing and completion of capital programs; uncertainty as to the long-term value of the common stock of SWM following the merger, including the dilution caused by SWM's issuance of additional shares of its common stock in connection with the transaction; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which SWM and Neenah operate; and events beyond SWM's or Neenah's control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and neither SWM nor Neenah undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in SWM's and Neenah's most recent annual reports on Form 10-K for the year ended December 31, 2021, and any material updates to these factors contained in any of SWM's and Neenah's future filings with the U.S. Securities and Exchange Commission (the "SEC").

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

2

Legal Disclosures

Additional Information and Where to Find It

In connection with the proposed merger, SWM will file with the SEC a registration statement on Form S-4 to register the shares of SWM's common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of SWM and Neenah seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SWM, NEENAH AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SWM at its website, www. swmintl.com, or from Neenah at its website, www.neenah.com. Documents filed with the SEC by SWM will be available free of charge by accessing SWM's website at www.swmintl.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Investor Relations (1-800-514-0186), and documents filed with the SEC by Neenah will be available free of charge by accessing Neenah's website at www.Neenah.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Neenah at 3460 Preston Ridge Road, Alpharetta, Georgia 30005, Attention: Investor Relations: (678-566-6500).

Participants in the Solicitation

SWM and Neenah and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Neenah and SWM in connection with the proposed merger under the rules of the SEC. Information about SWM's directors and executive officers is available in SWM's proxy statement dated March 18, 2022 for its 2022 Annual Meeting of Shareholders. Information about Neenah's directors and executive officers is available in Neenah's proxy statement dated April 9, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC's website at www.sec.gov or from Neenah or SWM using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

3

4 Today’s Speakers Dr. Jeff Kramer Chief Executive Officer Julie Schertell President & Chief Executive Officer

5 ▪ Strategic combination creates ~$3 billion global leader in specialty materials ▪ Defensible positions in attractive, growing categories ▪ Strong industrial logic; complementary customers, technologies and products ▪ Enhanced ability to accelerate revenue growth and innovate ▪ Unlocks $65+ million of cost synergies for meaningful value creation ▪ Strong, experienced leadership and organizational talent Key Transaction Highlights

Strategic Merger of Equals

	Actuals YE 2021			SWM + NEENAH
	SWM	NEENAH		Pro Forma 2022E[3]
Revenue	$1.4B	$1.0B	✓ $65M+ transaction-enabled synergies	~$3B
Adj. EBITDA[1]	$209M	$117M	✓ Full year impact of strategic acquisitions	~$450M
Adj. EBITDA Margin	15%	11%	✓ Robust demand, innovation and capacity to accelerate growth	15%+
L5Y Average Free Cash Flow as Percentage of Sales[2]	8%	6%	✓ Key initiatives in place to drive margin expansion	7%+

Better. Stronger. Together.

Notes: Standalone metrics represent as-reported 2021A financials inclusive of partial contribution from SWM acquisition of Scapa and Neenah acquisition of ITASA in April 2021
(1) See page 16 for non-GAAP reconciliation; (2) Free Cash Flow is a non-GAAP measure defined as Cash Flow from Operations less Capital Expenditures; (3) Expected pro forma 2022E values inclusive of run-rate synergies

6

Transformative Increase in Scale and Strategic Position


~$3B
Pro
Forma
~$2B
SWM
~$1B
NEENAH

Representative Landscape of Materials Peers

Benefits of Scale

- ✓ Improved competitive position
- ✓ Increased relevance with customers and suppliers
- ✓ Better access to capital markets
- ✓ Greater investor engagement and stock liquidity

Note: Represents most recent fiscal year revenues for peers and expected pro forma 2022E values for SWM and Neenah

7

8 Transaction Overview Transaction Structure ▪ All - stock merger - of - equals ▪ Neenah shareholders to receive 1.358 shares of SWM for each Neenah share ▪ Pro forma ownership split: 58% SWM / 42% Neenah Leadership ▪ John Rogers (SWM Non - Executive Chairman) to serve as Non - Executive Chairman ▪ Julie Schertell (Neenah) to serve as President and CEO ▪ Dr. Jeff Kramer (SWM) to serve as strategic advisor after close Board of Directors ▪ 5 members from SWM Board (including Chairman) ▪ 4 members from Neenah Board (including CEO) Expected Synergies ▪ $65M+ in annual run - rate cost synergies achieved within 24 to 36 months post close, with over half to be achieved within the first year ▪ Additional upside from revenue opportunities and realization of working capital efficiencies Headquarters ▪ Alpharetta, Georgia Closing Considerations ▪ Approval by SWM and Neenah shareholders ▪ Regulatory approvals and other customary closing conditions ▪ Expected transaction close in H2 2022

9 56% (1) 16% 28% 100% 65% 35% 65% 35% ~65% ~35% Bringing Together Two Strategic Journeys Emergence Transformation Leadership Notes: Pie charts represent segment revenue breakdown; (1) Pulp segment divested in 2008; (2) Expected pro forma 2022E values x Standalone Spin - offs from Kimberly - Clark x Strong Free Cash Flow, but Relatively Low - Growth Profile x Redeploying Cash Flow Towards Higher - Growth End - Markets x Acquiring New Technologies x Track Record of Successful M&A x Focus on GDP+ Growth End - Markets x Leverage Combined Technology Portfolio and Innovation Capabilities x Deliver Premium, Tailored Solutions to Global Customers Pro Forma 2022E (2) 2004 1995 2021 2021 Advanced Materials & Structures + Technical Products Engineered Papers + Fine Paper & Packaging

10 Key Products Growth Outlook Illustrative Offerings Filtration ▪ Transportation ▪ Water ▪ HVAC and industrial ▪ Life Healthcare & Wellness ▪ Advanced wound care ▪ Device fixation ▪ Sterilization wrap ▪ Consumer wellness Protective & Adhesive Solutions ▪ Release liners ▪ Surface protection ▪ Optical and graphics ▪ Coatings and films Industrial Solutions ▪ Tapes ▪ Abrasives ▪ Infrastructure ▪ Specialties Packaging & Specialty Papers ▪ Premium packaging ▪ Alternative fibers ▪ Commercial print ▪ Consumer ▪ Engineered paper Diversified Portfolio of Products Serving Attractive End - Markets Robust Growth Market Exposure Supported by Megatrends

11 Enhanced Value Proposition from Complementary Businesses Long - Standing Customer Relationships Technologies for Mission Critical Applications Material Science Expertise Key Touchpoints x Trusted solutions provider for global blue - chip customer base x Expanded suite of technologies to address demanding applications x Increased pace of innovation and high - value product development

12 Enhanced Scale and Larger Global Footprint Sales in 100+ Countries Manufacturing on 4 Continents ~7,500 Employees ~2% Rest of World 58% Americas 9% APAC Notes: Locations as of 12/31/2021; Percentages represent pro forma 2021A revenue contribution by geography Creating a Stronger Presence in Markets to Better Serve Customers Globally and Regionally 32% Europe

13 Significant Shareholder Value Creation Potential from Synergies SG&A ▪ Organizational optimization ▪ Rationalization of public company costs ▪ Consolidation of external spend ~50% Supply Chain ▪ Procurement and in - sourcing ▪ Route optimization ▪ Manufacturing efficiencies ~45% Other ~5% To be achieved within 24 to 36 months post close (1) $65M+ Projected Run - Rate Cost Synergies Projected Additional Synergies Revenue ▪ Increase wallet share with existing customers ▪ Penetrate new customers and regions ▪ Accelerate pace of innovation Working Capital ▪ Operational efficiencies ▪ Optimization to result in cash uplift Value Creation Upside Note: (1) Over half to be achieved within the first year

14 Highly Strategic and Compelling Combination Creates a Global Leader in Specialty Materials with a Broad Portfolio of Solutions Meaningful Value Creation from Highly Achievable Cost Synergies Accelerates Growth with Enhanced Scale and Larger Global Footprint Strong Financial Profile and Commitment to Shareholder Value Creation Accelerates Innovation with Enhanced Material Science Capabilities Shared Values and Complementary Cultures

Appendix

16 2021 Adjusted EBITDA Reconciliation Net Income (loss) from continuing operations $88.9 Plus: Interest expense 50.6 Plus: Interest on Brazil tax assessments (4.5) Plus: Provision (benefit) for income taxes (9.4) Plus: Depreciation and amortization 94.0 Plus: Restructuring and impairment expense 10.1 Plus: Inventory write - down expense related to plant closure 0.3 Plus: Acquisition and integration related costs 21.4 Plus: Loss (income) from equity affiliates (6.4) Plus: Other (income) expense, net (41.2) Plus: Acquisition related foreign currency exchange impacts 6.9 Plus: Brazil tax assessments (1.6) Adjusted EBITDA $209.1 Net Income (loss) from continuing operations ($24.9) Plus: Provision (benefit) for income taxes (4.8) Plus: Interest expense, net 17.9 Plus: Impairment and asset restructuring costs 37.3 Plus: Acquisition - related costs 18.4 Plus: Pension and SERP settlement and other costs 17.4 Plus: Loss on debt extinguishment 7.2 Plus: Other restructuring and non - routine costs 1.9 Plus: COVID - 19 costs 1.6 Plus: Net depreciation and amortization 40.3 Plus: Stock - based compensation 4.5 Adjusted EBITDA $116.8 Notes: Adjusted EBITDA is a non - GAAP financial measure; SWM 2022E EBITDA guidance of 20% – 30% year - over - year growth and Neenah 2022E E BITDA guidance of $135M – $145M ($ in millions)